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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 7, 2003
                                                            -----------


                               LECTEC CORPORATION
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
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                 (State or Other Jurisdiction of Incorporation)

             0-16159                                    41-1301878
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    (Commission file number)                   IRS Employer Identification No.)

               10701 Red Circle Drive, Minnetonka, Minnesota 55343
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (952) 933-2291
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibit is being furnished herewith:

         99.1  Press Release, dated May 7, 2003, of LecTec Corporation.

ITEM 9. REGULATION FD DISCLOSURE (also Item 12, Results of Operations and Financial Condition).

         The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

               On May 7, 2003, LecTec Corporation issued a press release to report its results of operations and financial condition for the completed fiscal quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LECTEC CORPORATION


                                          By: /s/ Rodney A. Young
                                              ---------------------------------
                                              Rodney A. Young
                                              Chief Executive Officer

Dated:  May 7, 2003.




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                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release, dated  May 7, 2003.